UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2011
DPAC Technologies Corp.
(Exact name of registrant as specified in its charter)

California	0-14843	33-0033759

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5675 Hudson Industrial Parkway, Hudson, Ohio	44236

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 553-1170
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On August 3, 2011, DPAC Technologies Corp. (the “Company”) issued a press release, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1. The Company intends to file an additional report on Form 8-K within four business days of the date hereof with respect to the matters discussed in the accompanying press release.
The information in this Current Report and the exhibit hereto are being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report and exhibit hereto shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit 99.1	Press release of DPAC Technologies Corp. dated August 3, 2011.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DPAC TECHNOLOGIES CORP. (Registrant)
Date: August 3, 2011	By:	/s/ Steven D. Runkel
Steven D. Runkel
Chief Executive Officer and President